SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 28, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                   95-4479735
       ----------                                --------------
(Commission File Number)              (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3
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Item 5. Other Events and Regulation FD Disclosure

     On February 28, 2004, the Special Committee of the Board of Directors (the "Special Committee") which was created to address any "going private" proposal in which one or more of the Principal Shareholders might participate (the
"Proposed Transaction"), approved an amendment (the "Amendment") to the Company's Rights Agreement adopted on September 29, 1998, as amended by (a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c) Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, (g) Seventh Amendment to Rights Agreement dated as of April 14, 2003, (h) Eighth Amendment to Rights Agreement dated as of May 30, 2003, (i) Ninth Amendment to Rights Agreement dated as of July 30, 2003, (j) Tenth Amendment to Rights Agreement dated as of September 30, 2003, and (k) Eleventh Amendment to Rights Agreement dated as of November 25, 2003 (as so amended, the "Rights Agreement"). The Amendment provides that until March 31, 2004, the Rights Plan will not be triggered as a result of any arrangement or understandings between and among the Investor Stockholders (as defined in the Amendment as "certain of Millennium Partners, L.P., Rex A. Licklider and Kayne Anderson Capital Advisors, and their respective Affiliates") resulting from (i) discussions or negotiations regarding a private purchase of newly issued shares of Series D Convertible Preferred Stock or any modification of such transaction, so long as such negotiations or understandings relate to a transaction that has been, or is intended to be, proposed to the Special Committee, or (b) the execution of the Series D Preferred Stock Purchase Agreement, so long as the purchase agreement and all related documents and instruments contemplated thereby, and the issuance of the Series D Preferred are approved in advance of the consummation of the purchase by both the Special Committee and the Board of Directors of the Company.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.


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Item 7. Financial Statements and Exhibits


(a)  Financial Statements

     Not Applicable


(b)  Pro Forma Financial Information

     Not Applicable


(c)  Exhibits

     99.1 Twelfth Amendment to Rights Agreement entered into as of March 3, 2004, between the Registrant and American Stock Transfer & Trust Company.



                  [Remainder of Page Intentionally Left Blank]

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 4, 2004                        THE SPORTS CLUB COMPANY, INC.



                                            By:    /s/  Timothy M. O'Brien
                                                ------------------------------
                                                        Timothy M. O'Brien
                                                        Chief Financial Officer

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                                                                   EXHIBIT 99.1


                      TWELFTH AMENDMENT TO RIGHTS AGREEMENT
                           DATED AS OF OCTOBER 6, 1998

     This Twelfth Amendment (the "Twelfth Amendment") to Rights Agreement is made and entered into as of March 3, 2004, and amends that certain agreement entered into by and between The Sports Club Company, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Company, a New York corporation (the "Rights Agent"), dated as of October 6, 1998, as amended by the
(a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c) Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, (g) Seventh Amendment to the Rights Agreement dated as of April 14, 2003, (h) Eighth Amendment to the Rights Agreement dated as of May 30, 2003, (i) Ninth Amendment to the Rights Agreement dated as of July 30, 2003, (j) Tenth Amendment to the Rights Agreement dated as of September 29, 2003, and (k) Eleventh Amendment to the Rights Agreement dated as of November 25, 2003 (as so amended, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meanings given to them in the Rights Agreement.

                                 R E C I T A L S

     WHEREAS, on September 29, 1998, the Board of Directors of the Company (the "Board") authorized and declared a dividend of one preferred share purchase right for each Common Share of the Company outstanding on October 6, 1998, each Right representing the right to purchase one five-hundredth of a Preferred Share upon the terms and subject to the conditions set forth in the Rights Agreement, and further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Expiration Date;

     WHEREAS, the Company and the Rights Agent entered into the Rights Agreement as of October 6, 1998, and thereafter amended said Agreement on the dates set forth in the first paragraph of this Twelfth Amendment;

     WHEREAS, on December 10, 2002, the Board approved the creation of a special committee thereof (the "Special Committee") to investigate various strategic alternatives for the Company, including the possibility of a "going private" transaction in which certain stockholders of the Company, including Millennium Partners, L.P. ("Millennium"), D. Michael Talla, Rex A. Licklider ("Licklider") and Kayne Anderson Capital Advisors ("Kayne Anderson"), and their respective Affiliates (collectively, the "Principal Stockholders") would participate (the "Proposed Transaction");
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                                       5



     WHEREAS, the Principal Stockholders entered into a "Term Sheet for Proposed Funding for The Sports Club Company, Inc. Transaction" (the "Term Sheet") with Palisade Concentrated Equity Partnership, L.P. ("Palisade") on March 31, 2003.

     WHEREAS, the Principal Stockholders entered into an "Amended and Restated Term Sheet for Proposed Funding for The Sports Club Company, Inc. Transaction dated as of April 9, 2003 (amending and restating that certain Term Sheet dated as of March 31, 2003)" (the "Amended Term Sheet");

     WHEREAS, the Eleventh Amendment to the Rights Agreement permitting the Principal Stockholders to enter into a non-binding arrangement or understanding, or to amend or change the Term Sheet or Amended Term Sheet with the advance approval of the Special Committee or the Board, was approved by the Special Committee on November 25, 2003;

     WHEREAS, Palisade and the Company mutually agreed to terminate any further discussions relating to a Proposed Transaction in February 2004;

     WHEREAS, Kayne Anderson, Millennium and Licklider, and their respective Affiliates (collectively, the "Investor Stockholders") have negotiated a potential private investment in public equity transaction (a "PIPE Transaction") in which the Investor Stockholders will purchase newly issued shares of Series D Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series D Preferred") pursuant to the Series D Preferred Stock Purchase Agreement by and among the Company and the Investor Stockholders (the "Stock Purchase Agreement");

     WHEREAS, the Special Committee has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement as set forth herein.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the recitals, and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby amend the Rights Agreement as follows:

     1. The definitions of "Beneficial Owner" and "Beneficially Owned" set forth in Section 1 of the Rights Agreement are hereby amended by deleting the existing proviso immediately following the semi-colon set forth in clause (iv) thereof and by adding the following proviso:

     provided, however, that from March 5, 2003 until March 31, 2004, no securities shall be deemed to be beneficially owned by any Person solely pursuant to this clause (iv) in connection with (a) any arrangement or understanding with respect to the securities of the Company owned by the Investor Stockholders that results from
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discussions or negotiations  regarding the PIPE  Transaction or any modification thereof, as long as such arrangement or understanding relates to a transaction that is intended to be proposed to the Special Committee or the Board, or (b) the execution of the Stock Purchase Agreement, so long as the Stock Purchase Agreement, all documents and instruments contemplated thereby, and the issuance of the Series D Preferred are approved in accordance with the conditions of the Stock Purchase Agreement, in advance of the closing, by the Special Committee and the Board;

     2. No Other Changes. Except as expressly set forth in this Amendment, the terms of the Rights Agreement shall continue in full force and effect in accordance with its terms.

     3. Miscellaneous. This Amendment (together with the Rights Agreement) represents the entire agreement and understanding between the parties hereto with respect to this Amendment and supersedes all prior and contemporaneous written and oral negotiations, discussions and agreements; shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, assigns and legal representatives; and may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. Paragraph headings appearing in this Amendment are for the convenience of the parties and shall not be considered in interpreting or construing any term or provision hereof.



       [Balance of Page Intentionally Left Blank; Signature Page Follows]


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     IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on the date first written above.



                                           Company:
                                           -------

                                           THE SPORTS CLUB COMPANY, INC.
Attest:


                                           By:      /s/ Timothy M. O'Brien
                                                    ---------------------------
     /s/ Lois J. Barberio                  Name:  Timothy M. O'Brien
 ---------------------------               Title: Chief Financial Office
Name:   Lois J. Barberio
Title:  Secretary



                                           Trustee:
                                           -------

                                           AMERICAN STOCK TRANSFER & TRUST
                                           COMPANY
Attest:


                                           By:      /s/ Herbert J. Lemmer
                                              --------------------------------
        /s/ Susan Silber                  Name:   Herbert J. Lemmer
------------------------------------       Title:  Vice President
Name:    Susan Silber
Title:   Assistant Secretary